Exhibit 99.2
CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
June 30, 2009
(unaudited)
Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
June 30, 2009
(unaudited)
TABLE OF CONTENTS

Disclosures	3-4
Summary Financial Data	5-6
Consolidated Balance Sheets	7
Consolidated Net Operating Income	8
Funds From Operations (“FFO”), Funds Available For Distribution (“FAD”) and Other Financial Information	9
Consolidated Statements of Cash Flows	10
Same Property Analysis	11
Leasing Activity and Occupancy Statistics	12
Tenant and State Concentration	13
Lease Expirations	14
Properties:
Description	15-20
Carrying Values, Percent Occupied and Base Rent Per Leased Sq. Ft	21-24
Status of Development Projects	25
Debt Summary	26-28
Consolidated Joint Venture Properties	29-32

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
June 30, 2009
(unaudited)
Disclosures
Forward Looking Statements
     Statements made or incorporated by reference in this Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants (including an inability to pay rent, filing for bankruptcy protection, closing stores and/or vacating the premises); the continuing availability of acquisition, development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital (including the availability of construction financing) in the public and private markets; the availability of suitable joint venture partners and potential purchasers of the Company’s properties if offered for sale; changes in interest rates; the fact that returns from acquisition, development and redevelopment activities may not be at expected levels or at expected times; risks inherent in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, changes in governmental regulations relating thereto, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration or termination of current leases and incur applicable required replacement costs; and the financial flexibility to repay or refinance debt obligations when due and to fund tenant improvements and capital expenditures.
Basis of Presentation
     The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended June 30, 2009.
     Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At June 30, 2009, the Company owned a 95.7% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis. With respect to its 13 consolidated operating joint ventures, the Company has general partnership interests of 20% in nine properties, 40% in two properties, 50% in one property and 75% in one property. As the Company is the sole general partner and exercises substantial operating control over these entities, the Company has determined, pursuant to EITF 04-05, that such entities should be included in the consolidated financial statements. The Company’s three 60%-owned joint ventures for development projects in Limerick, Pottsgrove and Stroudsburg, Pennsylvania, are consolidated as they are deemed to be variable interest entities and the Company is the primary income or loss beneficiary in each case. In addition, the Company has a 76.3% interest in an unconsolidated joint venture which owns a single-tenant office property, in Philadelphia, Pennsylvania.

     Effective January 1, 2009, the Company adopted SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51”. SFAS 160 clarifies that a noncontrolling interest in a subsidiary (minority interests or limited partners’ interest, in the case of the Company) is an ownership interest in a consolidated entity which should be reported as equity in the parent company’s consolidated financial statements. As required by SFAS 160, the Company has reclassified, for all periods presented, the balances related to minority interests in consolidated joint ventures and limited partners’ interest in the Operating Partnership into the consolidated equity accounts, as appropriate (the applicable portion of those OP Units as to which the holders have certain stock registration rights has remained in the mezzanine section of the consolidated balance sheet).
     On April 23, 2009 and July 2, 2009, respectively, the Company sold its 6,000 sq. ft. McDonalds/Waffle House property, located in Medina, Ohio and its 10,000 sq. ft. CVS property located in Westfield, New York (with the latter property having met the “held for sale” criteria pursuant to SFAS 144 as of June 30, 2009). In accordance with SFAS 144, for all periods presented herein, the carrying values of the assets of these properties, principally the net book value of the real estate (there were no related “held for sale” liabilities associated with the properties), have been classified as “held for sale” on the balance sheets, and the properties’ results of operations have been classified as “discontinued operations” in the statements of income.
Use of Funds From Operations (“FFO”) and Funds Available for Distribution (“FAD”) as Non-GAAP Financial Measures
     Funds From Operations (“FFO”) and Funds Available for Distribution (“FAD”) are widely-recognized non-GAAP financial measures for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, are useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO and FAD are useful to investors as they capture features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO and FAD, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO and FAD because the Company considers them important supplemental measures of its operating performance and believes that they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Among other things, the Company uses FFO/FAD or an adjusted FFO/FAD-based measure (1) as a criterion to determine performance-based bonuses for members of senior management, (2) in performance comparisons with other shopping center REITs, and (3) to measure compliance with certain financial covenants under the terms of the Company’s secured revolving credit facilities.
     The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to the Company’s common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). The Company calculates FAD by further adjusting FFO to exclude the pro rata share of straight-line rents, amortization of intangible lease liabilities, non-real estate amortization, and stock-based compensation included in operations, and to include routine capital expenditures and scheduled debt amortization payments.
     FFO and FAD do not represent cash generated from operating activities and should not be considered as alternatives to net income attributable to the Company’s common shareholders or to cash flow from operating activities. FFO and FAD are not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO and FAD are measures used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computations of FFO and FAD may vary from one company to another.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data

	June 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2009	2009	2008	2008	2008

Equity market capitalization (end of period):
8-7/8% Series A Cumulative Redeemable Preferred Stock shares outstanding	3,550,000	3,550,000	3,550,000	3,550,000	3,550,000
Closing market price	$15.99	$8.58	$13.88	$22.00	$24.40

Common shares outstanding	45,062,172	45,062,472	44,468,287	44,488,703	44,487,817
OP Units outstanding	2,017,451	2,017,451	2,017,451	2,018,537	2,019,623
Closing market price	$4.52	$1.74	$7.08	$13.22	$11.72

Equity market capitalization	$269,564,000	$112,378,000	$378,393,000	$692,926,000	$631,687,000
Pro rata share of outstanding debt	997,177,000	978,716,000	925,353,000	869,182,000	840,488,000

Total market capitalization	$1,266,741,000	$1,091,094,000	$1,303,746,000	$1,562,108,000	$1,472,175,000

Ratio of pro rata share of outstanding debt to total market capitalization	78.7%	89.7%	71.0%	55.6%	57.1%

Financial statement capitalization (end of period):
Limited partners’ interest in Operating Partnership	$23,707,000	$23,560,000	$23,546,000	$24,162,000	$24,414,000
Cedar Shopping Centers, Inc. shareholders’ equity	527,616,000	524,349,000	524,027,000	537,738,000	544,735,000

	551,323,000	547,909,000	547,573,000	561,900,000	569,149,000
Pro rata share of total debt	997,177,000	978,716,000	925,353,000	869,182,000	840,488,000

Total financial statement capitalization	$1,548,500,000	$1,526,625,000	$1,472,926,000	$1,431,082,000	$1,409,637,000

Ratio of pro rata share of outstanding debt to total financial statement capitalization	64.4%	64.1%	62.8%	60.7%	59.6%

	Three months ended
	June 30, 2009	Mar 31, 2009	Dec 31, 2008	Sep 30, 2008	Jun 30, 2008

Total revenues	$44,776,000	$46,793,000	$44,526,000	$43,236,000	$42,834,000
Net (loss) income attributable to Cedar Shopping Centers, Inc. common shareholders	$(316,000)	$3,999,000	$2,885,000	$3,277,000	$1,224,000
Per common share (basic and diluted):
Continuing operations	$(0.01)	$0.09	$0.06	$0.07	$0.03
Discontinued operations	—	—	—	—	—

	$(0.01)	$0.09	$0.06	$0.07	$0.03

Dividends to common shareholders	$—	$5,046,000	$10,010,000	$10,010,000	$10,003,000
Per common share	$—	$0.1125	$0.2250	$0.2250	$0.2250
FFO	$10,752,000	$15,484,000	$14,285,000	$14,440,000	$14,417,000
Per common share/OP unit (basic and diluted)	$0.23	$0.33	$0.31	$0.31	$0.31

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	45,062,000	44,880,000	44,489,000	44,488,000	44,464,000
Additional shares for conversion of OP Units (basic)	2,018,000	2,017,000	2,018,000	2,019,000	2,029,000

Shares used in determination of FFO per share (basic)	47,080,000	46,897,000	46,507,000	46,507,000	46,493,000

Shares used in determination of diluted earnings per share	45,062,000	44,880,000	44,489,000	44,490,000	44,466,000
Additional shares for conversion of OP Units (diluted)	2,018,000	2,017,000	2,018,000	2,020,000	2,029,000

Shares used in determination of FFO per share (diluted)	47,080,000	46,897,000	46,507,000	46,510,000	46,495,000

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data (Continued)

	Six months ended June 30,
	2009	2008

Total revenues	$91,569,000	$86,367,000
Net income attributable to common shareholders	$3,683,000	$4,336,000
Per common share (basic and diluted):
Continuing operations	$0.08	$0.10
Discontinued operations	$—	$0.00

	$0.08	$0.10

Dividends to common shareholders	$5,046,000	$20,007,000
Per common share	$0.1125	$0.4500
FFO	$26,236,000	$28,134,000
Per common share/OP unit (basic and diluted)	$0.56	$0.61

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	44,971,000	44,461,000
Additional shares for conversion of OP Units (basic)	2,018,000	2,030,000

Shares used in determination of FFO per share (basic)	46,989,000	46,491,000

Shares used in determination of diluted earnings per share	44,971,000	44,462,000
Additional shares for conversion of OP Units (diluted)	2,018,000	2,030,000

	46,989,000	46,492,000

	June 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2009	2009	2008	2008	2008

Real estate, net	$1,725,364,000	$1,713,488,000	$1,632,408,000	$1,568,620,000	$1,560,630,000
Real estate held for sale	3,847,000	4,916,000	4,920,000	5,367,000	5,366,000
Investment in unconsolidated joint venture	5,352,000	5,385,000	4,976,000	4,902,000	4,791,000
Other assets	93,119,000	94,028,000	84,824,000	91,248,000	83,832,000

Total assets	$1,827,682,000	$1,817,817,000	$1,727,128,000	$1,670,137,000	$1,654,619,000

Total debt	$1,113,536,000	$1,095,304,000	$1,013,473,000	$957,551,000	$934,648,000
Other liabilities	94,567,000	104,932,000	107,932,000	91,894,000	92,134,000
Limited partners’ interest in Operating Partnership	14,368,000	14,279,000	14,271,000	14,636,000	14,781,000
Equity	605,211,000	603,302,000	591,452,000	606,056,000	613,056,000

Total liabilities and equity	$1,827,682,000	$1,817,817,000	$1,727,128,000	$1,670,137,000	$1,654,619,000

Fixed-rate mortgages	$721,457,000	$700,198,000	$655,681,000	$641,499,000	$677,281,000
Variable-rate mortgages	71,154,000	58,181,000	53,302,000	41,362,000	2,977,000

Total mortgages	792,611,000	758,379,000	708,983,000	682,861,000	680,258,000
Secured revolving credit facilities	320,925,000	336,925,000	304,490,000	274,690,000	254,390,000

Total debt	$1,113,536,000	$1,095,304,000	$1,013,473,000	$957,551,000	$934,648,000

Pro rata share of total debt	$997,177,000	$978,716,000	$925,353,000	$869,182,000	$840,488,000

Weighted average interest rates:
Fixed-rate mortgages	5.8%	5.8%	5.8%	5.7%	5.8%
Variable-rate mortgages	3.6%	3.9%	4.4%	5.4%	4.4%
Total mortgages	5.6%	5.6%	5.7%	5.7%	5.8%
Secured variable-rate revolving credit facilities	1.8%	2.0%	2.8%	4.1%	3.6%
Total debt	4.5%	4.5%	4.8%	5.2%	5.2%

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets

	June 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2009	2009	2008	2008	2008

Assets:
Real estate:
Land	$394,229,000	$393,133,000	$378,704,000	$366,757,000	$367,097,000
Buildings and improvements	1,500,972,000	1,478,566,000	1,400,508,000	1,337,508,000	1,318,389,000

	1,895,201,000	1,871,699,000	1,779,212,000	1,704,265,000	1,685,486,000
Less accumulated depreciation	(169,837,000)	(158,211,000)	(146,804,000)	(135,645,000)	(124,856,000)

Real estate, net	1,725,364,000	1,713,488,000	1,632,408,000	1,568,620,000	1,560,630,000

Real estate held for sale	3,847,000	4,916,000	4,920,000	5,367,000	5,366,000
Investment in unconsolidated joint venture	5,352,000	5,385,000	4,976,000	4,902,000	4,791,000

Cash and cash equivalents	15,711,000	14,327,000	8,231,000	9,950,000	10,451,000
Restricted cash	15,643,000	13,877,000	14,004,000	14,015,000	16,260,000
Receivables:
Rents and other receivables, net	7,176,000	8,125,000	5,818,000	7,861,000	6,920,000
Straight-line rents receivable	15,456,000	14,926,000	14,297,000	13,558,000	12,904,000
Other assets	5,892,000	9,851,000	9,403,000	12,660,000	6,282,000
Deferred charges, net:
Lease origination costs	19,275,000	20,021,000	19,408,000	19,440,000	20,036,000
Financing costs	12,133,000	10,629,000	11,168,000	11,078,000	8,982,000
Other	1,833,000	2,272,000	2,495,000	2,686,000	1,997,000

Total assets	$1,827,682,000	$1,817,817,000	$1,727,128,000	$1,670,137,000	$1,654,619,000

Liabilities and equity:
Mortgage loans payable	$792,611,000	$758,379,000	$708,983,000	$682,861,000	$680,258,000
Secured revolving credit facilities	320,925,000	336,925,000	304,490,000	274,690,000	254,390,000
Accounts payable and accrued expenses	21,232,000	23,358,000	25,478,000	14,338,000	11,897,000
Tenant prepayments and security deposits	8,888,000	10,718,000	10,480,000	9,500,000	9,810,000
Accrued interest rate swap liabilities	6,468,000	9,623,000	10,590,000	2,807,000	1,705,000
Unamortized intangible lease liabilities	57,979,000	61,233,000	61,384,000	65,249,000	68,722,000

Total liabilities	1,208,103,000	1,200,236,000	1,121,405,000	1,049,445,000	1,026,782,000

Limited partners’ interest in Operating Partnership	14,368,000	14,279,000	14,271,000	14,636,000	14,781,000

Equity:
Cedar Shopping Centers, Inc. shareholders’ equity	527,616,000	524,349,000	524,027,000	537,738,000	544,735,000
Noncontrolling interests	77,595,000	78,953,000	67,425,000	68,318,000	68,321,000

Total equity	605,211,000	603,302,000	591,452,000	606,056,000	613,056,000

Total liabilities and equity	$1,827,682,000	$1,817,817,000	$1,727,128,000	$1,670,137,000	$1,654,619,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Net Operating Income

	June 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2009	2009	2008	2008	2008

Revenues:
Rents:
Base rents	$32,372,000	$31,738,000	$30,774,000	$30,215,000	$30,193,000
Percentage rents	319,000	216,000	745,000	609,000	127,000
Straight-line rents	537,000	629,000	739,000	654,000	769,000
Amortization of intangible lease liabilities	3,254,000	3,416,000	4,032,000	3,473,000	3,504,000

	36,482,000	35,999,000	36,290,000	34,951,000	34,593,000
Expense recoveries	8,253,000	10,532,000	7,916,000	7,774,000	8,066,000
Other	41,000	262,000	320,000	511,000	175,000

	44,776,000	46,793,000	44,526,000	43,236,000	42,834,000

Expenses:
Operating, maintenance and management	7,772,000	9,291,000	7,535,000	6,967,000	7,111,000
Real estate and other property- related taxes	5,419,000	5,348,000	5,200,000	4,972,000	4,737,000

	13,191,000	14,639,000	12,735,000	11,939,000	11,848,000

Net operating income	31,585,000	32,154,000	31,791,000	31,297,000	30,986,000

Other income (expense):
General and administrative	(2,853,000)	(1,439,000)	(1,425,000)	(2,649,000)	(2,323,000)
Terminated projects and acquisition transaction costs	(2,423,000)	(1,525,000)	(848,000)	(5,000)	—
Depreciation and amortization	(12,650,000)	(12,385,000)	(12,257,000)	(11,981,000)	(13,994,000)
Interest expense	(12,561,000)	(12,090,000)	(13,150,000)	(12,480,000)	(12,192,000)
Amortization of deferred financing costs	(1,254,000)	(1,023,000)	(959,000)	(801,000)	(504,000)
Capitalization of interest expense and financing costs	1,698,000	1,521,000	2,058,000	2,038,000	1,417,000
Interest income	4,000	14,000	14,000	35,000	77,000
Equity in income of unconsolidated joint venture	283,000	259,000	274,000	310,000	222,000
Gain on sale of land parcel	(3,000)	239,000	—	—	—

Income before discontinued operations	1,826,000	5,725,000	5,498,000	5,764,000	3,689,000

(Loss) income from discontinued operations	(139,000)	54,000	44,000	42,000	44,000
Gain on sale of discontinued operations	277,000	—	—	—	—

Total discontinued operations	138,000	54,000	44,000	42,000	44,000

Net income	1,964,000	5,779,000	5,542,000	5,806,000	3,733,000

Less, net (income) loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	(309,000)	354,000	(557,000)	(412,000)	(482,000)
Limited partners’ interest in consolidated OP	13,000	(180,000)	(130,000)	(148,000)	(56,000)

Total net (income) loss attributable to noncontrolling interests	(296,000)	174,000	(687,000)	(560,000)	(538,000)

Net income attributable to Cedar Shopping Centers, Inc.	1,668,000	5,953,000	4,855,000	5,246,000	3,195,000

Preferred distribution requirements	(1,984,000)	(1,954,000)	(1,970,000)	(1,969,000)	(1,971,000)

Net (loss) income attributable to common shareholders	$(316,000)	$3,999,000	$2,885,000	$3,277,000	$1,224,000

Net operating income/Revenues	71%	69%	71%	72%	72%
Expense recovery percentage (a)	75%	78%	72%	75%	79%

(a)	The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude (i) non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $971,000, $582,000, $821,000, $412,000 and $535,000, respectively, and (ii) unallocated property and construction management compensation and benefits (including stock-based compensation).

CEDAR SHOPPING CENTERS, INC.
Funds From Operations (“FFO”), Funds Available For Distribution (“FAD”)
And Other Financial Information

	June 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2009	2009	2008	2008	2008

Net (loss) income attributable to the Company’s common shareholders	$(316,000)	$3,999,000	$2,885,000	$3,277,000	$1,224,000
Add (deduct):
Real estate depreciation and amortization	12,593,000	12,391,000	12,200,000	11,921,000	13,939,000
Noncontrolling interests:
Limited partners’ interest	(13,000)	180,000	130,000	148,000	56,000
Minority interests in consolidated joint ventures	309,000	(354,000)	557,000	412,000	482,000
Minority interests’ share of FFO applicable to consolidated joint ventures	(1,638,000)	(832,000)	(1,568,000)	(1,368,000)	(1,417,000)
Gain on sale of discontinued operations	(277,000)	—	—	—	—
Equity in income of unconsolidated joint venture	(283,000)	(259,000)	(274,000)	(310,000)	(222,000)
FFO from unconsolidated joint venture	377,000	359,000	355,000	360,000	355,000

Funds From Operations (“FFO”)	10,752,000	15,484,000	14,285,000	14,440,000	14,417,000

Add (deduct) the pro rata share of:
Straight-line rents	(363,000)	(452,000)	(556,000)	(501,000)	(588,000)
Amortization of intangible lease liabilities	(3,098,000)	(3,285,000)	(3,441,000)	(3,349,000)	(3,377,000)
Non-real estate amortization	846,000	613,000	607,000	477,000	438,000
Stock-based compensation charged (credited) to operations	1,281,000	(936,000)	(1,139,000)	897,000	607,000
Capital expenditures, tenant improvements, and leasing commissions - second generation (a)	(1,576,000)	(1,057,000)	(1,484,000)	(1,089,000)	(1,247,000)
Terminated projects and acquisition transaction costs (b)	2,423,000	761,000	848,000	5,000	—
Scheduled debt amortization payments — carrying value amounts	(1,820,000)	(1,875,000)	(1,921,000)	(1,877,000)	(1,956,000)

Funds Available for Distribution (“FAD”)	$8,445,000	$9,253,000	$7,199,000	$9,003,000	$8,294,000

FFO per common share, assuming OP Unit conversion:
Basic	$0.23	$0.33	$0.31	$0.31	$0.31

Diluted	$0.23	$0.33	$0.31	$0.31	$0.31

FAD per common share, assuming OP Unit conversion:
Basic	$0.18	$0.20	$0.15	$0.19	$0.18

Diluted	$0.18	$0.20	$0.15	$0.19	$0.18

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	45,062,000	44,880,000	44,489,000	44,488,000	44,464,000
Additional shares assuming conversion of OP Units (basic)	2,018,000	2,017,000	2,018,000	2,019,000	2,029,000

Shares used in determination of FFO per share (basic)	47,080,000	46,897,000	46,507,000	46,507,000	46,493,000

Shares used in determination of diluted earnings per share	45,062,000	44,880,000	44,489,000	44,490,000	44,466,000
Additional shares assuming conversion of OP Units (diluted)	2,018,000	2,017,000	2,018,000	2,020,000	2,029,000

Shares used in determination of FFO per share (diluted)	47,080,000	46,897,000	46,507,000	46,510,000	46,495,000

Other Financial Information (Pro Rata Share):
Capital expenditures, tenant improvements, and leasing commissions - first generation (c)	$16,685,000	$16,040,000	$37,877,000	$20,360,000	$28,858,000

Capitalized interest and financing costs	$1,698,000	$1,521,000	$2,058,000	$2,038,000	$1,417,000

Scheduled debt amortization payments — stated contract amounts	$1,670,000	$1,726,000	$1,787,000	$1,678,000	$1,728,000

	June 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2009	2009	2008	2008	2008

Projects under development, land held for future expansion and development, and other real estate out of service (at cost)(d)	$220,290,000	$199,010,000	$185,837,000	$147,797,000	$134,496,000

(a)	Second generation refers to expenditures related to stabilized properties.

(b)	The March 31, 2009 amount reflects the adoption of SFAS 141R, effective January 1, 2009, with respect to expensing transaction costs applicable to property acquisitions of approximately $1,272,000 of which the minority interest partners share was approximately $763,000.

(c)	First generation refers to expenditures related to development/redevelopment and expansion properties.

(d)	Real estate out of service includes the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Cash Flows

	Three months ended
	June 30,	Mar 31	Dec 31	Sep 30	Jun 30
	2009	2009	2008	2008	2008

Cash flow from operating activities:
Net income	$1,964,000	$5,779,000	$5,542,000	$5,806,000	$3,733,000
Adjustments to reconcile net income to net cash provided by operating activities:
Non-cash provisions:
Equity in income of unconsolidated joint venture	(282,000)	(259,000)	(274,000)	(310,000)	(222,000)
Distributions from unconsolidated joint venture	315,000	200,000	200,000	200,000	302,000
Terminated projects and acquisition transaction costs	2,588,000	—	—	—	—
Gain on sales of real estate	(277,000)	(236,000)	—	—	—
Straight-line rents receivable	(536,000)	(640,000)	(740,000)	(655,000)	(770,000)
Depreciation and amortization	12,651,000	12,400,000	12,270,000	11,996,000	14,007,000
Amortization of intangible lease liabilities	(3,254,000)	(3,416,000)	(4,032,000)	(3,473,000)	(3,504,000)
Amortization/market price adjustments relating to stock-based compensation	1,282,000	(936,000)	(1,139,000)	897,000	607,000
Amortization of deferred financing costs	827,000	637,000	563,000	428,000	396,000
Increases/decreases in operating assets and liabilities:
Rents and other receivables, net	949,000	(2,307,000)	2,043,000	(941,000)	2,229,000
Other	2,451,000	(942,000)	3,188,000	(3,302,000)	539,000
Accounts payable and accrued expenses	(2,500,000)	(1,446,000)	2,288,000	938,000	(1,056,000)

Net cash provided by operating activities	16,178,000	8,834,000	19,909,000	11,584,000	16,261,000

Cash flow from investing activities:
Expenditures for real estate and improvements	(27,611,000)	(35,725,000)	(60,410,000)	(20,562,000)	(20,483,000)
Net proceeds on the sales of real estate	1,175,000	305,000	—	—	—
Investment in unconsolidated joint venture	—	(350,000)	—	(3,000)	(1,094,000)
Construction escrows and other	(587,000)	(397,000)	(210,000)	544,000	(237,000)

Net cash (used in) investing activities	(27,023,000)	(36,167,000)	(60,620,000)	(20,021,000)	(21,814,000)

Cash flow from financing activities:
Net (repayments) advances from revolving lines of credit	(16,000,000)	32,435,000	29,800,000	20,300,000	27,650,000
Proceeds from mortgage financings	36,231,000	8,000,000	25,791,000	53,385,000	62,000
Mortgage repayments	(1,999,000)	(11,520,000)	(2,477,000)	(50,782,000)	(14,911,000)
Net payments of deferred financing costs	(2,328,000)	(101,000)	(650,000)	(2,524,000)	(2,088,000)
Noncontrolling interests:
Contributions from consolidated joint venture minority interests, net	355,000	11,857,000	2,123,000	(9,000)	276,000
Distributions to consolidated joint venture minority interests	(2,061,000)	—	(3,161,000)	—	—
Redemption of Operating Partnership Units	—	—	—	—	(122,000)
Distributions to limited partners	—	(227,000)	(454,000)	(455,000)	(456,000)
Preferred stock distributions	(1,969,000)	(1,969,000)	(1,970,000)	(1,969,000)	(1,968,000)
Distributions to common shareholders	—	(5,046,000)	(10,010,000)	(10,010,000)	(10,003,000)

Net cash provided by (used in) financing activities	12,229,000	33,429,000	38,992,000	7,936,000	(1,560,000)

Net increase (decrease) in cash and cash equivalents	1,384,000	6,096,000	(1,719,000)	(501,000)	(7,113,000)
Cash and cash equivalents at beginning of period	14,327,000	8,231,000	9,950,000	10,451,000	17,564,000

Cash and cash equivalents at end of period	$15,711,000	$14,327,000	$8,231,000	$9,950,000	$10,451,000

CEDAR SHOPPING CENTERS, INC.
Same Property Analysis

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008

The number of properties that were owned throughout each of the comparative periods	116	116	115	115

Revenues:
Rents:
Base rents	$29,950,000	$29,959,000	$59,545,000	$59,485,000
Percentage rents	313,000	127,000	520,000	499,000
Straight-line rents	387,000	745,000	921,000	1,439,000
Amortization of intangible lease liabilities	3,088,000	3,496,000	6,371,000	6,870,000

	33,738,000	34,327,000	67,357,000	68,293,000
Expense recoveries (a)	7,757,000	8,048,000	17,838,000	16,935,000
Other	32,000	175,000	258,000	383,000

Total revenues	41,527,000	42,550,000	85,453,000	85,611,000

Operating expenses (a):
Operating, maintenance and management	6,371,000	6,446,000	15,248,000	13,906,000
Real estate and other property-related taxes	5,136,000	4,612,000	10,076,000	9,127,000

Total expenses	11,507,000	11,058,000	25,324,000	23,033,000

Net operating income	$30,020,000	$31,492,000	$60,129,000	$62,578,000

Increase/(decrease) period over period
Revenues:
Rents:
Base rents	$(9,000)	0.0%	$60,000	0.1%
Percentage rents	186,000	146.5%	21,000	4.2%
Straight-line rents	(358,000)	-48.1%	(518,000)	-36.0%
Amortization of intangible lease liabilities	(408,000)	-11.7%	(499,000)	-7.3%

	(589,000)	-1.7%	(936,000)	-1.4%
Expense recoveries	(291,000)	-3.6%	903,000	5.3%
Other	(143,000)	-81.7%	(125,000)	-32.6%

Total revenues	(1,023,000)	-2.4%	(158,000)	-0.2%

Expenses:
Operating, maintenance and management	(75,000)	-1.2%	1,342,000	9.7%
Real estate and other property-related taxes	524,000	11.4%	949,000	10.4%

Total expenses	449,000	4.1%	2,291,000	9.9%

Net operating income	$(1,472,000)	-4.7%	$(2,449,000)	-3.9%

Percent occupied at end of period	92.0%	92.1%	92.0%	92.1%

Expense recovery percentage (a)	75.4%	79.0%	77.1%	78.2%

(a)	The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $931,000 and $521,000, respectively for the three months ended June 30, 2009 and 2008 and $1,487,000 and $644,000, respectively for the six months ended June 30, 2009 and 2008.

CEDAR SHOPPING CENTERS, INC.
Leasing Activity and Occupancy Statistics (a)(b)

	Three months ended
	June 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2009	2009	2008	2008	2008

Renewals

Number of leases	42	38	61	27	29
Aggregate square feet	329,000	200,000	321,000	84,000	78,000
Average square feet	7,833	5,263	5,262	3,111	2,690
Average expiring base rent psf	$7.33	$10.67	$11.87	$15.63	$12.80
Average new base rent psf	$8.08	$11.04	$13.19	$17.23	$14.42
% increase in base rent	10.2%	3.4%	11.1%	10.2%	12.7%

New leases

Number of leases	14	19	20	22	5
Aggregate square feet	76,000	95,000	67,000	94,000	16,000
Average square feet	5,429	5,000	3,350	4,273	3,200
Average new base rent psf	$14.66	$10.06	$13.42	$17.59	$18.47

Terminated leases

Number of leases	18	19	18	16	15
Aggregate square feet	49,000	90,000	52,000	49,000	75,000
Average square feet	2,722	4,737	2,889	3,063	5,000
Average old base rent psf	$14.59	$12.12	$13.34	$14.25	$10.26

	As of
	June 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
Occupancy statistics	2009	2009	2008	2008	2008

Stabilized properties:
Wholly-owned	95%	95%	95%	95%	96%
Consolidated joint ventures	97%	96%	97%	98%	96%

Total stabilized properties	95%	95%	95%	96%	96%

Development/redevelopment and other non-stabilized properties	67%	65%	65%	66%	68%

Total operating portfolio	92%	92%	92%	92%	92%

(a)	New leases do not necessarily replace specific terminated leases within any quarterly period and, accordingly, the amounts shown may relate to properties with substantially lower rents, as in premises in low-density population areas, as compared to premises in major urban or suburban areas.

(b)	With the high occupancy levels for the Company’s portfolio on an overall basis, leasing activity for the indicated square footage amounts represents a small percentage of the total portfolio.

CEDAR SHOPPING CENTERS, INC.
Tenant And State Concentration
As of June 30, 2009

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq ft	base rents

Top ten tenants (a):
Giant Foods (b)	19	1,137,000	9.0%	$17,114,000	$15.05	13.1%
Discount Drug Mart	18	454,000	3.6%	4,278,000	9.42	3.3%
Farm Fresh (b)	6	364,000	2.9%	3,914,000	10.75	3.0%
Stop & Shop (b)	5	325,000	2.6%	3,494,000	10.75	2.7%
CVS	11	126,000	1.0%	2,774,000	22.02	2.1%
Shaw’s (b)	4	241,000	1.9%	2,716,000	11.27	2.1%
LA Fitness	4	168,000	1.3%	2,422,000	14.42	1.9%
Staples	7	151,000	1.2%	2,091,000	13.85	1.6%
Food Lion (b)	7	243,000	1.9%	1,921,000	7.91	1.5%
Burlington Coat Factory	2	306,000	2.4%	1,680,000	5.49	1.3%

Sub-total top ten tenants	83	3,515,000	27.8%	42,404,000	12.06	32.6%

Remaining tenants	1,179	8,177,000	64.6%	87,818,000	10.74	67.4%

Sub-total all tenants	1,262	11,692,000	92.3%	130,222,000	$11.14	100.0%

Vacant space (c)	n/a	974,000	7.7%	n/a	n/a	n/a

Total (including vacant space)	1,262	12,666,000	100.0%	$130,222,000	$10.28	n/a

(a)	Based on annualized base rent.

(b)	Several of the tenants listed above share common ownership with other tenants including, without limitation, (1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shaw’s, Shop ‘n Save (GLA of 53,000; annualized base rent of $505,000), Shoppers Food Warehouse (GLA of 120,000; annualized base rent of $1,206,000) and Acme (GLA of 172,000; annualized based rent of $756,000), and (3) Food Lion and Hannaford (GLA of 43,000; annualized base rent of $405,000).

(c)	Includes vacant space at properties undergoing development and/or redevelopment activities.
Total Revenues By State

	Three months ended
	June 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
State	2009	2009	2008	2008	2008

Pennsylvania	$19,944,000	$20,881,000	$20,990,000	$20,703,000	$20,309,000
Massachusetts	5,748,000	6,403,000	5,908,000	5,804,000	5,918,000
Connecticut	5,046,000	4,934,000	3,866,000	3,762,000	3,645,000
Ohio	3,292,000	3,386,000	3,198,000	3,182,000	3,263,000
Maryland	3,047,000	2,834,000	2,390,000	2,088,000	1,934,000
New Jersey	2,988,000	3,255,000	3,349,000	3,095,000	3,253,000
Virginia	2,731,000	2,996,000	2,821,000	2,598,000	2,607,000
New York	1,548,000	1,641,000	1,621,000	1,567,000	1,499,000
Michigan	432,000	463,000	383,000	437,000	406,000

	$44,776,000	$46,793,000	$44,526,000	$43,236,000	$42,834,000

CEDAR SHOPPING CENTERS, INC.
Lease Expirations
As of June 30, 2009

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq ft	base rents

Month-To-Month	62	145,000	1.2%	$1,692,000	$11.67	1.3%
2009	84	337,000	2.9%	4,349,000	12.91	3.3%
2010	204	1,185,000	10.1%	12,815,000	10.82	9.8%
2011	175	1,051,000	9.0%	11,576,000	11.01	8.9%
2012	168	840,000	7.2%	9,777,000	11.64	7.5%
2013	137	766,000	6.6%	9,381,000	12.25	7.2%
2014	134	1,476,000	12.6%	11,954,000	8.10	9.2%
2015	68	764,000	6.5%	8,041,000	10.52	6.2%
2016	39	508,000	4.3%	5,272,000	10.38	4.0%
2017	34	483,000	4.1%	6,110,000	12.65	4.7%
2018	45	864,000	7.4%	9,571,000	11.08	7.3%
2019	29	535,000	4.6%	5,799,000	10.84	4.5%
Thereafter	85	2,738,000	23.4%	33,885,000	12.38	26.0%

	1,262	11,692,000	100.0%	130,222,000	11.14	100.0%

Vacant space (a)	n/a	974,000	n/a	n/a	n/a	n/a

Total portfolio (b)	1,262	12,666,000	n/a	$130,222,000	$10.28	n/a

(a)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(b)	At June 30, 2009, the Company had a portfolio of 121 operating properties totaling approximately 12.7 million square feet of GLA, including 108 wholly-owned properties comprising approximately 11.0 million square feet and 13 properties owned in joint venture comprising approximately 1.7 million square feet. The entire 121 property portfolio was approximately 92% leased at June 30, 2009.

CEDAR SHOPPING CENTERS, INC.
Property Description
As of June 30, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Wholly-Owned Stabilized Properties: (a)
Academy Plaza	PA	2001	100%	152,727	1965/1998	Acme Markets	50,918	9/30/2018
Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	5/4/2019
Camp Hill	PA	2002	100%	472,458	1958/2005	Boscov’s	167,597	9/30/2020
						Giant Foods	92,939	10/31/2025
						LA Fitness	45,000	12/31/2021
						Orthopedic Inst of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2011
						Staples	20,000	6/30/2015
Carbondale Plaza	PA	2004	100%	129,915	1972/2005	Weis Markets	52,720	2/29/2016
Carmans Plaza	NY	2007	100%	194,481	1954/2007	Pathmark	52,211	3/31/2017
						Best Fitness	27,598	5/31/2018
						AJ Wright	25,806	4/30/2013
Carll’s Corner	NJ	2007	100%	129,582	1960’s-1999/	Acme Markets	55,000	9/30/2016
					2004
Carrollton Discount Drug Mart Plaza	OH	2005	100%	40,480	2000	Discount Drug Mart	25,480	3/31/2016
Centerville Discount Drug Mart Plaza	OH	2005	100%	49,494	2000	Discount Drug Mart	24,012	3/31/2016
Circle Plaza	PA	2007	100%	92,171	1979/1991	K-Mart	92,171	11/30/2014
Clyde Discount Drug Mart Plaza	OH	2005	100%	34,592	2002	Discount Drug Mart	24,592	3/31/2019
Coliseum Marketplace	VA	2005	100%	98,359	1987/2005	Farm Fresh	57,662	1/31/2021
Columbus Crossing	PA	2003	100%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	1/31/2014
						AC Moore	22,000	9/30/2011
CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017
CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020
CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019
CVS at Kinderhook	NY	2007	100%	13,225	2007	CVS	13,225	1/31/2033
CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017
Dover Discount Drug Mart Plaza	OH	2005	100%	38,409	2002	Discount Drug Mart	24,516	3/31/2013
East Chestnut	PA	2005	100%	21,180	1996
Elmhurst Square	VA	2006	100%	66,250	1961-1983	Food Lion	38,272	9/30/2011
Enon Discount Drug Mart Plaza	OH	2007	100%	42,876	2005-2006	Discount Drug Mart	24,596	3/31/2022

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of June 30, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Fairfield Plaza	CT	2005	100%	72,279	2001/2005	TJ Maxx	25,257	8/31/2013
						Staples	20,388	10/31/2019
Fairview Plaza	PA	2003	100%	69,579	1992	Giant Foods	59,237	2/28/2017
Family Dollar at Zanesville	OH	2005	100%	6,900	2000	Family Dollar	6,900	12/31/2009
FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	FirstMerit Bank	3,200	12/31/2011
FirstMerit Bank at Cuyahoga Falls	OH	2006	100%	18,300	1973/2003	FirstMerit Bank	18,300	3/31/2010
Franklin Village Plaza	MA	2004	100%	304,216	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2014
Gabriel Brothers Plaza	OH	2005	100%	83,740	1970’s/2004	Gabriel Brothers	57,193	5/31/2014
Gahanna Discount Drug Mart Plaza	OH	2006	100%	48,992	2003	Discount Drug Mart	24,592	3/31/2020
General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014
Gold Star Plaza	PA	2006	100%	71,720	1988	Redner’s	47,329	3/16/2019
Golden Triangle	PA	2003	100%	202,943	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	5/31/2010
						Staples	24,060	5/31/2012
Groton Shopping Center	CT	2007	100%	117,986	1969	TJ Maxx	30,000	5/31/2011
Grove City Discount Drug Mart Plaza	OH	2007	100%	40,848	2005	Discount Drug Mart	24,596	3/31/2020
Halifax Plaza	PA	2003	100%	51,510	1994	Giant Foods	32,000	10/31/2019
Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner’s	56,780	6/30/2025
Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015
Hilliard Discount Drug Mart Plaza	OH	2007	100%	40,988	2003	Discount Drug Mart	24,592	3/31/2020
Hills & Dales Discount Drug Mart Plaza	OH	2007	100%	33,553	1992-2007	Discount Drug Mart	23,608	3/31/2023
Hudson Discount Drug Mart Plaza	OH	2005	100%	32,259	2000	Discount Drug Mart	32,259	3/31/2017
Jordan Lane	CT	2005	100%	181,730	1969/1991	Stop & Shop	60,632	9/30/2010
						AJ Wright	39,280	3/31/2015
						Friendly Fitness	20,283	8/31/2014
Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014
Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2014
Kings Plaza	MA	2007	100%	168,243	1970/1994	Work Out World	42,997	12/31/2014
						AJ Wright	28,504	9/30/2013
						Ocean State Job Lot	20,300	5/31/2014
Kingston Plaza	NY	2006	100%	18,337	2006

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of June 30, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

LA Fitness Facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018
Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023
Lodi Discount Drug Mart Plaza	OH	2005	100%	38,576	2003	Discount Drug Mart	24,596	3/31/2019
Long Reach Village	MD	2006	100%	104,932	1973/1998	Safeway	53,684	7/31/2018
Loyal Plaza (b)	PA	2002	100%	293,825	1969/2000	K-Mart	102,558	8/31/2011
						Giant Foods	66,935	10/31/2019
						Staples	20,555	11/30/2014
Mason Discount Drug Mart Plaza	OH	2008	100%	52,896	2005/2007	Discount Drug Mart	24,596	3/31/2021
McCormick Place	OH	2005	100%	46,000	1995	Sam Levin Furniture	46,000	11/30/2011
Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024
						Shoppers Food
Metro Square	MD	2008	100%	71,896	1999	Warehouse	58,200	1/31/2030
Newport Plaza	PA	2003	100%	66,789	1996	Giant Foods	43,400	5/31/2021
Oak Ridge	VA	2006	100%	38,700	2000	Food Lion	33,000	5/31/2019
Oakhurst Plaza	PA	2006	100%	111,869	1980/2001	Giant Foods	62,320	1/31/2019
Oakland Commons	CT	2007	100%	89,850	1962/1995	Shaw’s	54,661	2/29/2016
						Bristol Ten Pin	35,189	4/30/2043
Oakland Mills	MD	2005	100%	58,224	1960’s/2004	Food Lion	43,470	11/30/2018
Ontario Discount Drug Mart Plaza	OH	2005	100%	38,623	2002	Discount Drug Mart	25,475	3/31/2018
Palmyra Shopping Center	PA	2005	100%	112,108	1960/1995	Weis Markets	46,181	3/31/2010
Pickerington Discount Drug Mart Plaza	OH	2005	100%	47,810	2002	Discount Drug Mart	25,852	3/31/2018
Pine Grove Plaza	NJ	2003	100%	79,306	2001/2002	Peebles	24,963	1/31/2022
Polaris Discount Drug Mart Plaza	OH	2005	100%	50,283	2001	Discount Drug Mart	25,855	3/31/2017
Pondside Plaza	NY	2005	100%	19,500	2003
Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2013
						Pep Boys	20,615	2/28/2014
Powell Discount Drug Mart Plaza	OH	2005	100%	49,772	2001	Discount Drug Mart	25,852	3/31/2018
Price Chopper Plaza	MA	2007	100%	101,824	1960’s-2004	Price Chopper	58,545	11/30/2015
Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020
River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Avalon Carpet	25,000	1/31/2012
						Pep Boys	22,000	9/30/2014

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of June 30, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Shaw’s Plaza	MA	2006	100%	176,609	1968/1998	Shaw’s	60,748	2/28/2023
						Marshall’s	25,752	1/31/2013
Shore Mall	NJ	2006	100%	603,098	1960/1980	Boscov’s	172,200	9/19/2018
						Burlington Coat Factory	144,000	4/30/2014
						Burlington Coat Factory	85,000	11/30/2009
						K&G	25,000	2/28/2017
Smithfield Plaza	VA	2005-2008	100%	134,664	1987/1996	Farm Fresh	45,544	1/31/2014
						Maxway	21,600	9/30/2010
						Peebles	21,600	1/31/2010
South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally’s Total Fitness	31,000	5/31/2017
						Modell’s	20,000	1/31/2018
St. James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020
Stadium Plaza	MI	2005	100%	77,688	1960’s/2003	A&P	54,650	8/31/2022
Staples at Oswego	NY	2005	100%	23,884	2000	Staples	23,884	2/28/2015
Stop & Shop Plaza	CT	2008	100%	54,510	2006	Stop & Shop	54,510	11/30/2026
Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014
Sunset Crossing	PA	2003	100%	74,142	2002	Giant Foods	54,332	6/30/2022
Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016
The Brickyard	CT	2004	100%	274,553	1990	Sam’s Club	109,755	1/31/2010
						Home Depot	103,003	1/31/2010
						Syms	38,000	3/31/2010
The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop ’n Save	52,654	10/7/2015
The Point	PA	2000	100%	250,697	1972/2001	Burlington Coat Factory	76,665	1/31/2011
						Giant Foods	58,585	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2013
The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/2005	Bon-Ton	59,925	1/25/2010
						Office Max	22,645	10/22/2012
						Dunham Sports	21,300	1/31/2016
The Shops at Suffolk Downs	MA	2005	100%	85,829	2005	Stop & Shop	74,977	9/30/2025
Timpany Plaza	MA	2007	100%	183,775	1970’s-1989	Stop & Shop	59,947	12/31/2009
						Big Lots	28,027	1/31/2011
						Gardner Theater	27,576	5/31/2014

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of June 30, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Trexler Mall	PA	2005	100%	339,363	1973/2004	Kohl’s	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness Partners	30,594	11/30/2013
						Trexlertown Fitness Club	28,870	2/28/2010
Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017
Ukrop’s at Glen Allen	VA	2005	100%	43,000	2000	Ukrop’s Supermarket	43,000	2/15/2010
Valley Plaza	MD	2003	100%	190,939	1975/1994	K-Mart	95,810	9/30/2014
						Ollie’s Bargain Outlet	41,888	3/31/2011
						Tractor Supply	32,095	5/31/2010
Virginia Center Commons	VA	2005	100%	9,763	2002
Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014
Wal-Mart Center	CT	2003	100%	155,842	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2011
Washington Center Shoppes	NJ	2001	100%	157,290	1979/1995	Acme Markets	66,046	12/2/2020
						Planet Fitness	20,742	3/31/2024
West Bridgewater Plaza	MA	2007	100%	133,039	1970/2007	Shaw’s	57,315	2/28/2027
						Big Lots	25,000	1/31/2014
Westlake Discount Drug Mart Plaza	OH	2005	100%	55,775	2005	BG Storage	31,295	1/31/2016
						Discount Drug Mart	24,480	3/31/2021
Yorktowne Plaza	MD	2007	100%	158,982	1970/2000	Food Lion	37,692	12/31/2020

Total Wholly-Owned Stabilized Properties				9,997,791

Properties Owned in Joint Venture:
Homburg Joint Venture:
Aston Center	PA	2002	20%	55,000	2005	Giant Foods	55,000	11/30/2025
Ayr Town Center	PA	2002	20%	55,600	2005	Giant Foods	50,000	5/31/2025
Fieldstone Marketplace	MA	2005	20%	193,970	1988/2003	Shaw’s	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023
Meadows Marketplace	PA	2004	20%	91,538	2005	Giant Foods	65,507	11/30/2025
Parkway Plaza	PA	2007	20%	106,628	1998-2002	Giant Foods	66,935	12/31/2018
Pennsboro Commons	PA	2005	20%	107,384	1999	Giant Foods	68,624	8/10/2019
Scott Town Center	PA	2007	20%	67,933	2004	Giant Foods	54,333	7/31/2023
Spring Meadow Shopping Center	PA	2007	20%	67,950	2004	Giant Foods	65,000	10/31/2024
Stonehedge Square	PA	2006	20%	88,677	1990/2006	Nell’s Market	51,687	5/31/2026

				834,680

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of June 30, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

PCP Joint Venture:
New London Mall	CT	2009	40%	257,814	1967/1997 -	Shoprite	64,017	2/29/2020
					2000	Marshalls	30,354	1/31/2014
						Homegoods	25,432	9/30/2010
						Petsmart	23,500	1/31/2015
						AC Moore	20,932	3/31/2015
San Souci Plaza	MD	2009	40%	264,134	1985 - 1997/	Shoppers Food Warehouse	61,466	5/31/2020
					2007	Marshalls	27,000	9/30/2017

				521,948
Joint Ventures (other):
CVS at Naugatuck	CT	2008	50%	13,225	2008	CVS	13,225	1/31/2034

Total Consolidated Joint Ventures				1,369,853

Total Stabilized Properties				11,367,644

Development/Redevelopment and Other Non-Stabilized Properties: (a)
Columbia Mall	PA	2005	75%	348,574	1988	Sears	64,264	10/24/2013
						Bon-Ton	45,000	10/31/2013
						JC Penney	34,076	10/31/2013
Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2012
Fairview Commons	PA	2007	100%	59,578	1976/2003
Huntingdon Plaza	PA	2004	100%	147,355	1972 - 2003	Peebles	22,060	1/31/2018
Lake Raystown Plaza	PA	2004	100%	145,727	1995	Giant Foods	61,435	10/31/2026
Shelby Discount Drug Mart Plaza	OH	2005	100%	36,596	2002	Discount Drug Mart	24,596	3/31/2019
Shoppes at Salem Run	VA	2005	100%	15,100	2005
Townfair Center	PA	2004	100%	203,531	2002	Lowe’s Home Centers	95,173	12/31/2015
Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner’s	47,900	10/31/2010
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2012

Total Non-Stabilized Properties				1,298,842

Total Portfolio (b)				12,666,486

(a)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties as of June 30, 2009. Dunmore Shopping Center, Fairview Commons, Shelby Discount Drug Mart Plaza and Shoppes at Salem Run are being re-tenanted, are non-stabilized, and are not designated as development/redevelopment properties.

(b)	In addition, the Company has a 76.3% interest in an unconsolidated joint venture, which owns a single-tenant office property located in Philadelphia, PA.

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft.
As of June 30, 2009

								Gross
			Financial statement carrying values					leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)	occupied	leased sq. ft.

Wholly-Owned Stabilized Properties: (a)
Academy Plaza	PA	100%	$2,406,000	$11,140,000	$13,546,000	$2,150,000	$11,396,000	152,727	82%	$12.95
Annie Land Plaza	VA	100%	809,000	3,869,000	4,678,000	422,000	4,256,000	42,500	92%	9.10
Camp Hill	PA	100%	4,424,000	60,551,000	64,975,000	7,098,000	57,877,000	472,458	98%	12.71
Carbondale Plaza	PA	100%	1,586,000	12,125,000	13,711,000	1,683,000	12,028,000	129,915	86%	6.87
Carll’s Corner	NJ	100%	2,975,000	15,439,000	18,414,000	937,000	17,477,000	129,582	94%	8.71
Carman’s Plaza	NY	100%	8,441,000	34,251,000	42,692,000	2,113,000	40,579,000	194,481	94%	16.34
Carrollton Discount Drug Mart Plaza	OH	100%	713,000	3,339,000	4,052,000	515,000	3,537,000	40,480	100%	8.04
Centerville Discount Drug Mart Plaza	OH	100%	1,219,000	5,445,000	6,664,000	746,000	5,918,000	49,494	86%	10.85
Circle Plaza	PA	100%	561,000	2,884,000	3,445,000	154,000	3,291,000	92,171	100%	2.74
Clyde Discount Drug Mart Plaza	OH	100%	673,000	3,230,000	3,903,000	453,000	3,450,000	34,592	100%	9.69
Coliseum Marketplace	VA	100%	3,586,000	17,164,000	20,750,000	2,453,000	18,297,000	98,359	100%	15.94
Columbus Crossing	PA	100%	4,579,000	19,251,000	23,830,000	3,128,000	20,702,000	142,166	97%	16.01
CVS at Bradford	PA	100%	291,000	1,482,000	1,773,000	229,000	1,544,000	10,722	100%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	257,000	2,128,000	10,195	100%	18.54
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	222,000	1,960,000	10,125	100%	16.50
CVS at Kinderhook	NY	100%	2,502,000	1,106,000	3,608,000	55,000	3,553,000	13,225	100%	20.70
CVS at Portage Trail	OH	100%	341,000	1,603,000	1,944,000	218,000	1,726,000	10,722	100%	13.00
Dover Discount Drug Mart Plaza	OH	100%	563,000	2,803,000	3,366,000	616,000	2,750,000	38,409	100%	8.68
East Chestnut	PA	100%	800,000	3,702,000	4,502,000	662,000	3,840,000	21,180	100%	13.39
Elmhurst Square	VA	100%	1,371,000	6,229,000	7,600,000	694,000	6,906,000	66,250	95%	8.66
Enon Discount Drug Mart Plaza	OH	100%	1,135,000	4,356,000	5,491,000	285,000	5,206,000	42,876	100%	11.01
Fairfield Plaza	CT	100%	2,202,000	9,393,000	11,595,000	1,207,000	10,388,000	72,279	93%	13.94
Fairview Plaza	PA	100%	2,129,000	8,716,000	10,845,000	1,367,000	9,478,000	69,579	100%	12.22
Family Dollar at Zanesville	OH	100%	81,000	568,000	649,000	251,000	398,000	6,900	100%	8.70
FirstMerit Bank at Akron	OH	100%	168,000	736,000	904,000	108,000	796,000	3,200	100%	23.51
FirstMerit Bank at Cuyahoga Falls	OH	100%	264,000	1,312,000	1,576,000	147,000	1,429,000	18,300	100%	6.03
Franklin Village Plaza	MA	100%	13,817,000	59,863,000	73,680,000	9,526,000	64,154,000	304,216	92%	19.70
Gabriel Brothers Plaza	OH	100%	947,000	3,964,000	4,911,000	624,000	4,287,000	83,740	100%	5.77
Gahanna Discount Drug Mart Plaza	OH	100%	1,738,000	6,765,000	8,503,000	746,000	7,757,000	48,992	91%	14.75
General Booth Plaza	VA	100%	1,935,000	9,558,000	11,493,000	1,607,000	9,886,000	73,320	95%	12.48
Gold Star Plaza	PA	100%	1,644,000	6,602,000	8,246,000	820,000	7,426,000	71,720	84%	9.25
Golden Triangle	PA	100%	2,320,000	19,323,000	21,643,000	3,204,000	18,439,000	202,943	98%	12.08
Groton Shopping Center	CT	100%	3,073,000	12,375,000	15,448,000	1,082,000	14,366,000	117,986	97%	10.31
Grove City Discount Drug Mart Plaza	OH	100%	1,241,000	5,041,000	6,282,000	319,000	5,963,000	40,848	100%	13.09
Halifax Plaza	PA	100%	1,347,000	5,933,000	7,280,000	862,000	6,418,000	51,510	100%	11.05
Hamburg Commons	PA	100%	1,153,000	9,799,000	10,952,000	1,158,000	9,794,000	99,580	95%	6.06
Hannaford Plaza	MA	100%	1,874,000	8,714,000	10,588,000	913,000	9,675,000	102,459	97%	7.49
Hilliard Discount Drug Mart Plaza	OH	100%	1,307,000	4,980,000	6,287,000	325,000	5,962,000	40,988	100%	12.83
Hills & Dales Discount Drug Mart Plaza	OH	100%	786,000	2,967,000	3,753,000	243,000	3,510,000	33,553	90%	9.74
Hudson Discount Drug Mart Plaza	OH	100%	770,000	3,593,000	4,363,000	488,000	3,875,000	32,259	100%	10.72
Jordan Lane	CT	100%	4,291,000	21,416,000	25,707,000	2,758,000	22,949,000	181,730	98%	9.72
Kempsville Crossing	VA	100%	2,207,000	11,129,000	13,336,000	1,911,000	11,425,000	94,477	96%	11.24
Kenley Village	MD	100%	726,000	3,557,000	4,283,000	912,000	3,371,000	51,894	97%	8.11
Kings Plaza	MA	100%	2,408,000	11,837,000	14,245,000	918,000	13,327,000	168,243	99%	6.48
Kingston Plaza	NY	100%	2,891,000	2,344,000	5,235,000	156,000	5,079,000	18,337	100%	26.76
LA Fitness Facility	PA	100%	2,462,000	5,176,000	7,638,000	763,000	6,875,000	41,000	100%	18.09
Liberty Marketplace	PA	100%	2,695,000	12,844,000	15,539,000	1,566,000	13,973,000	68,200	89%	17.45
Lodi Discount Drug Mart Plaza	OH	100%	704,000	3,460,000	4,164,000	578,000	3,586,000	38,576	88%	8.63
Long Reach Village	MD	100%	1,721,000	8,679,000	10,400,000	1,050,000	9,350,000	104,932	87%	10.68
Loyal Plaza	PA	100%	4,511,000	22,260,000	26,771,000	4,098,000	22,673,000	293,825	100%	7.82

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of June 30, 2009

								Gross
			Financial statement carrying values					leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)	occupied	leased sq. ft.

Mason Discount Drug Mart Plaza	OH	100%	1,849,000	7,449,000	9,298,000	418,000	8,880,000	52,896	91%	14.56
McCormick Place	OH	100%	849,000	4,064,000	4,913,000	769,000	4,144,000	46,000	100%	8.50
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	1,304,000	13,564,000	51,500	100%	20.90
Metro Square	MD	100%	3,121,000	12,351,000	15,472,000	311,000	15,161,000	71,896	100%	18.71
Newport Plaza	PA	100%	1,722,000	8,129,000	9,851,000	1,035,000	8,816,000	66,789	100%	10.98
Oak Ridge	VA	100%	960,000	4,272,000	5,232,000	370,000	4,862,000	38,700	100%	10.39
Oakhurst Plaza	PA	100%	4,539,000	18,189,000	22,728,000	1,841,000	20,887,000	111,869	89%	15.61
Oakland Commons	CT	100%	2,504,000	15,677,000	18,181,000	1,139,000	17,042,000	89,850	100%	10.71
Oakland Mills	MD	100%	1,611,000	6,319,000	7,930,000	1,070,000	6,860,000	58,224	100%	12.82
Ontario Discount Drug Mart Plaza	OH	100%	809,000	3,664,000	4,473,000	529,000	3,944,000	38,623	85%	8.64
Palmyra Shopping Center	PA	100%	1,488,000	6,628,000	8,116,000	1,083,000	7,033,000	112,108	91%	5.54
Pickerington Discount Drug Mart Plaza	OH	100%	1,305,000	5,961,000	7,266,000	867,000	6,399,000	47,810	96%	12.12
Pine Grove Plaza	NJ	100%	1,622,000	6,507,000	8,129,000	1,024,000	7,105,000	79,306	100%	11.15
Polaris Discount Drug Mart Plaza	OH	100%	1,242,000	5,846,000	7,088,000	1,042,000	6,046,000	50,283	90%	12.21
Pondside Plaza	NY	100%	365,000	1,627,000	1,992,000	281,000	1,711,000	19,500	100%	8.29
Port Richmond Village	PA	100%	2,942,000	12,404,000	15,346,000	2,436,000	12,910,000	154,908	97%	13.10
Powell Discount Drug Mart Plaza	OH	100%	1,384,000	6,169,000	7,553,000	940,000	6,613,000	49,772	93%	12.42
Price Chopper Plaza	MA	100%	4,130,000	18,473,000	22,603,000	996,000	21,607,000	101,824	88%	10.93
Rite Aid at Massillon	OH	100%	442,000	2,014,000	2,456,000	249,000	2,207,000	10,125	100%	17.91
River View Plaza I, II and III	PA	100%	9,718,000	44,041,000	53,759,000	7,024,000	46,735,000	244,225	89%	17.76
Shaw’s Plaza	MA	100%	5,780,000	25,075,000	30,855,000	2,442,000	28,413,000	176,609	94%	10.83
Shore Mall	NJ	100%	7,179,000	39,561,000	46,740,000	4,334,000	42,406,000	603,098	95%	7.55
Smithfield Plaza	VA	100%	2,919,000	12,776,000	15,695,000	1,079,000	14,616,000	134,664	98%	9.34
South Philadelphia	PA	100%	8,222,000	38,438,000	46,660,000	7,185,000	39,475,000	283,415	83%	14.23
St. James Square	MD	100%	688,000	4,361,000	5,049,000	732,000	4,317,000	39,903	100%	11.43
Stadium Plaza	MI	100%	2,443,000	9,789,000	12,232,000	1,138,000	11,094,000	77,688	100%	15.28
Staples at Oswego	NY	100%	635,000	3,000,000	3,635,000	457,000	3,178,000	23,884	100%	11.99
Stop & Shop Plaza	CT	100%	—	11,297,000	11,297,000	756,000	10,541,000	54,510	100%	15.59
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	1,189,000	7,449,000	67,216	100%	9.90
Sunset Crossing	PA	100%	2,150,000	9,233,000	11,383,000	1,420,000	9,963,000	74,142	89%	14.45
Swede Square	PA	100%	2,272,000	10,513,000	12,785,000	2,132,000	10,653,000	98,792	100%	14.22
The Brickyard	CT	100%	6,465,000	28,766,000	35,231,000	5,182,000	30,049,000	274,553	100%	8.99
The Commons	PA	100%	3,098,000	14,601,000	17,699,000	2,761,000	14,938,000	175,121	84%	9.83
The Point	PA	100%	2,996,000	22,106,000	25,102,000	5,045,000	20,057,000	250,697	94%	11.44
The Point at Carlisle Plaza	PA	100%	2,233,000	11,326,000	13,559,000	1,993,000	11,566,000	182,859	89%	6.00
The Shops at Suffolk Downs	MA	100%	3,564,000	11,429,000	14,993,000	1,313,000	13,680,000	85,829	100%	11.76
Timpany Plaza	MA	100%	3,388,000	16,350,000	19,738,000	1,262,000	18,476,000	183,775	95%	6.70
Trexler Mall	PA	100%	6,932,000	32,362,000	39,294,000	3,747,000	35,547,000	339,363	98%	8.70
Ukrop’s at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	1,336,000	14,635,000	63,000	100%	16.44
Ukrop’s at Glen Allen	VA	100%	6,769,000	213,000	6,982,000	180,000	6,802,000	43,000	100%	9.01
Valley Plaza	MD	100%	1,950,000	8,250,000	10,200,000	1,240,000	8,960,000	190,939	97%	4.52
Virginia Center Commons	VA	100%	992,000	3,863,000	4,855,000	500,000	4,355,000	9,763	100%	34.13
Virginia Little Creek	VA	100%	1,639,000	8,350,000	9,989,000	1,262,000	8,727,000	69,620	100%	11.00
Wal-Mart Center	CT	100%	—	11,856,000	11,856,000	1,735,000	10,121,000	155,842	98%	6.36
Washington Center Shoppes	NJ	100%	1,999,000	10,782,000	12,781,000	2,107,000	10,674,000	157,290	99%	9.31
West Bridgewater Plaza	MA	100%	2,732,000	14,467,000	17,199,000	877,000	16,322,000	133,039	91%	9.26
Westlake Discount Drug Mart Plaza	OH	100%	1,004,000	3,905,000	4,909,000	396,000	4,513,000	55,775	100%	7.28
Yorktowne Plaza	MD	100%	5,909,000	25,259,000	31,168,000	1,928,000	29,240,000	158,982	96%	13.53

Total Wholly-Owned Stabilized Properties			237,088,000	1,106,488,000	1,343,576,000	145,253,000	1,198,323,000	9,997,791	95%	11.02

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of June 30, 2009

								Gross
			Financial statement carrying values					leasable			Average
		Percent		Buildings and	Total	Accumulated	Net book	area		Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)		occupied	leased sq. ft.

Properties Owned in Joint Venture:
Homburg Joint Venture:
Aston Center	PA	20%	4,319,000	17,070,000	21,389,000	1,066,000	20,323,000	55,000		100%	$24.70
Ayr Town Center	PA	20%	2,442,000	9,750,000	12,192,000	687,000	11,505,000	55,600		100%	15.83
Fieldstone Marketplace	MA	20%	5,229,000	21,800,000	27,029,000	2,738,000	24,291,000	193,970		96%	11.47
Meadows Marketplace	PA	20%	1,914,000	11,355,000	13,269,000	991,000	12,278,000	91,538		96%	15.02
Parkway Plaza	PA	20%	4,647,000	19,435,000	24,082,000	1,501,000	22,581,000	106,628		98%	15.11
Pennsboro Commons	PA	20%	3,608,000	14,297,000	17,905,000	1,921,000	15,984,000	107,384		94%	14.26
Scott Town Center	PA	20%	2,959,000	11,800,000	14,759,000	893,000	13,866,000	67,933		100%	17.74
Spring Meadow Shopping Center	PA	20%	4,112,000	16,429,000	20,541,000	1,078,000	19,463,000	67,950		100%	19.87
Stonehedge Square	PA	20%	2,698,000	11,705,000	14,403,000	1,258,000	13,145,000	88,677		94%	11.34

			31,928,000	133,641,000	165,569,000	12,133,000	153,436,000	834,680		97%	15.10

PCP Joint Venture:
New London Mall	CT	40%	7,810,000	32,050,000	39,860,000	503,000	39,357,000	257,814		99%	13.26
San Souci Plaza	MD	40%	6,360,000	26,952,000	33,312,000	527,000	32,785,000	264,134		94%	9.88

			14,170,000	59,002,000	73,172,000	1,030,000	72,142,000	521,948		96%	11.59

Joint Ventures (other):
CVS at Naugatuck	CT	50%	—	2,824,000	2,824,000	47,000	2,777,000	13,225		100%	35.01

Total Consolidated Joint Ventures			46,098,000	195,467,000	241,565,000	13,210,000	228,355,000	1,369,853		97%	13.96

Total Stabilized Properties			283,186,000	1,301,955,000	1,585,141,000	158,463,000	1,426,678,000	11,367,644		95%	11.38

Development/Redevelopment and Other Non-Stabilized Properties: (a)
Columbia Mall (b)	PA	75%	2,855,000	16,945,000	19,800,000	2,094,000	17,706,000	348,574		66%	5.54
Dunmore Shopping Center	PA	100%	565,000	2,245,000	2,810,000	380,000	2,430,000	101,000		66%	3.61
Fairview Commons	PA	100%	858,000	3,568,000	4,426,000	430,000	3,996,000	59,578		77%	6.31
Huntingdon Plaza	PA	100%	933,000	5,861,000	6,794,000	650,000	6,144,000	147,355		54%	6.69
Lake Raystown Plaza	PA	100%	2,231,000	15,008,000	17,239,000	1,852,000	15,387,000	145,727		72%	14.27
Shelby Discount Drug Mart Plaza	OH	100%	671,000	3,276,000	3,947,000	557,000	3,390,000	36,596		78%	9.35
Shoppes at Salem Run	VA	100%	1,076,000	4,265,000	5,341,000	436,000	4,905,000	15,100		66%	23.64
Townfair Center	PA	100%	3,022,000	14,905,000	17,927,000	2,663,000	15,264,000	203,531		59%	6.44
Trexlertown Plaza	PA	100%	5,262,000	26,107,000	31,369,000	2,286,000	29,083,000	241,381		75%	10.59

Total Non-Stabilized Properties			17,473,000	92,180,000	109,653,000	11,348,000	98,305,000	1,298,842		67%	8.11

Total Operating Portfolio			300,659,000	1,394,135,000	1,694,794,000	169,811,000	1,524,983,000	12,666,486		92%	$11.14

Projects Under Development and Land Held For Future Expansion and Development:
Blue Mountain Commons	PA	100%	15,111,000	21,889,000	37,000,000	—	37,000,000	34.00	acres
Columbia Mall (c)	PA	75%	1,465,000	392,000	1,857,000	—	1,857,000	46.21	acres
Crossroads II (c)	PA	60%	17,671,000	8,713,000	26,384,000	—	26,384,000	18.23	acres
Halifax Commons	PA	100%	872,000	227,000	1,099,000	—	1,099,000	4.37	acres
Halifax Plaza	PA	100%	1,503,000	1,180,000	2,683,000	—	2,683,000	12.83	acres
Heritage Crossing (d)	PA	60%	5,066,000	5,035,000	10,101,000	26,000	10,075,000	14.23	acres
Liberty Marketplace	PA	100%	1,564,000	20,000	1,584,000	—	1,584,000	15.51	acres
Northside Commons	PA	100%	3,379,000	7,491,000	10,870,000	—	10,870,000	15.92	acres
Oregon Pike	PA	100%	2,283,000	56,000	2,339,000	—	2,339,000	11.20	acres
Pine Grove Plaza	NJ	100%	388,000	51,000	439,000	—	439,000	2.66	acres
Shore Mall	NJ	100%	2,018,000	101,000	2,119,000	—	2,119,000	50.00	acres
The Brickyard	CT	100%	1,183,000	154,000	1,337,000	—	1,337,000	1.95	acres
The Shops at Suffolk Downs	MA	100%	4,016,000	7,556,000	11,572,000	—	11,572,000	6.51	acres
Trexlertown Plaza	PA	100%	8,089,000	2,331,000	10,420,000	—	10,420,000	37.28	acres
Trindle Spring	NY	100%	1,148,000	247,000	1,395,000	—	1,395,000	2.10	acres
Upland Square (e)	PA	60%	27,454,000	51,040,000	78,494,000	—	78,494,000	112.85	acres
Wyoming	MI	100%	360,000	—	360,000	—	360,000	12.32	acres
Various projects in progress	N/A	100%	—	354,000	354,000	—	354,000	—	acres

Total Projects Under Development and Land Held For Future Expansion and Development:			93,570,000	106,837,000	200,407,000	26,000	200,381,000	398.15	acres

Total Carrying Value			$394,229,000	$1,500,972,000	$1,895,201,000	$169,837,000	$1,725,364,000

Real estate held for sale							$3,847,000

Unconsolidated Joint Venture (f)							$5,352,000

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of June 30, 2009

Notes:

(a)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties as of June 30, 2009. Dunmore Shopping Center, Fairview Commons, Shelby Discount Drug Mart Plaza and Shoppes at Salem Run are being re-tenanted, are non-stabilized, and are not designated as development/redevelopment properties.

(b)	On January 3, 2008, the Company entered into a joint venture agreement, retaining a 75% interest, for the redevelopment of the Columbia Mall and adjacent land parcels.

(c)	The Company has a 60% interest in a consolidated joint venture formed for the construction and development of an estimated 137,000 sq. ft. shopping center in Stroudsburg, PA., and is to receive a preferred rate of return on its investment, if earned.

(d)	The Company has a 60% interest in a consolidated joint venture formed for the acquisition, construction and development of an estimated 54,000 sq. ft. shopping center in Limerick, PA., and is to receive a preferred rate of return on its investment, if earned.

(e)	The Company has a 60% interest in a consolidated joint venture formed for the construction and development of an estimated 600,000 sq. ft. shopping center in Pottsgrove, PA., and is to receive a preferred rate of return on its investment, if earned.

(f)	The Company has a 76.3% interest in an unconsolidated joint venture, which owns a single-tenant office property located in Philadelphia, PA.

CEDAR SHOPPING CENTERS, INC.
Development Pipeline Status (a)
As of June 30, 2009
(Dollars in millions)

				Cash
		Owner-	Est. Total	Invest-	Balance	Est. Delivery										Est. NOI
		ship	Project	ment	To Comp-	Dates		Land Area	GLA	Leasing Status						At 100%
Property	Location	%	Cost	To Date	letion	Anchor(s)	Balance	Acres	Sq. Ft.	% Signed		% LOI		Principal Tenants	Sq. Ft.	Occupancy	Est. Yield (b)					Discussion

Operating Properties Under Redevelopment:
Carbondale Plaza	Carbondale, PA	100%	$9.9	$9.3	$0.6	1st half ‘09	1st half ‘09	14.8	131,000	93%		3%		Weis Markets	53,000	$0.7	7.2%		-	7.7%		Construction of new CVS store (formerly in-line); development of outparcel
														CVS	13,200
Huntingdon Plaza	Huntingdon, PA	100%	8.1	6.8	1.3	2nd half ‘09	1st half ‘10	16.7	147,000	55%		0%		Peebles	22,000	0.5	5.9%		-	6.4%		Backfilling former Ames and Bi-Lo stores; new outparcel
														VixMax Holdings	8,000
														dba Sears Dealer
Lake Raystown Plaza	Huntingdon, PA	100%	20.9	16.1	4.8	2nd half ‘09	1st half ‘10	15.5	146,000	94%		6%		Giant Food Stores	62,000	1.8	8.4%		-	8.9%		Represents total of land acquisition for ground-up development of new supermarket (completed in 2nd half ‘06); purchase cost of original center; backfilling former store and construction of additional retail; and potential lodging development/sale and outparcels
														Tractor Supply	37,900
The Shops at Suffolk Downs	Revere, MA	100%	12.7	11.9	0.8	1st half ‘09	2nd half ‘09	6.5	36,000	50%		30%		Dollar Tree	9,500	0.8	6.2%		-	6.7%		Represents costs only for completing construction of in-line store next to new Stop & Shop (owned) and Target (non-owned) and ground-.
														Famous Footwear	6,500							up development of new separate multi-tenant 36,000 sq.ft. retail building. Does not include purchase price for the Stop & Shop premises.
														Verizon	2,000
Trexlertown Plaza	Trexlertown, PA	100%	41.0	28.0	13.0	2nd half ‘10	2nd half ‘10	32.2	251,000	63%		30%		Giant	73,850	3.5	8.2%		-	8.7%		Phase I represents a scaled-back version of original project.
(Phase I)														Sears	22,500
														Tractor Supply	22,700

Total Operating Properties — Redevelopment			92.6	72.1	20.5			85.6	711,000	73	%(c)	14	%(c)		331,150	8.1	7.8	%(c)		8.3	%(c)

Ground-Up Development Properties:
Blue Mountain Commons	Harrisburg, PA	100%	41.6	37.0	4.6	2nd half ‘09	1st half ‘10	34.0	130,000	90%		3%		Giant Food Stores	97,700	3.1	7.0%		-	7.5%		Ground-up development of new large prototype supermarket, bank and food service outparcels and fuel service facility;
														PNC Bank	3,700							development/sale/ground lease of back 12 acres.
Northside Commons	Cambelltown, PA	100%	12.9	10.9	2.0	2nd half ‘09	1st half ‘10	15.9	82,000	75%		13%		Redner’s	48,000	0.9	7.1%		-	7.6%		Ground-up development of new supermarket, ancillary in-line retail and outparcel(s).
														Jonestown Bank	3,400
														Subway	1,600
Halifax Commons	Halifax, PA	100%	4.8	1.1	3.7	1st half ‘10	1st half ‘10	4.4	23,000	63%		14%		Rite-Aid	15,000	0.4	8.6%		-	9.1%		Development of new small multi-tenant property anchored by drug store moved from Halifax Plaza.
Crossroads II	Stroudsburg, PA	60%	36.9	24.1	12.8	2nd half ‘09	2nd half ‘10	18.2	133,000	67%		17%		Giant Food Stores	76,000	3.1	8.1%		-	8.6%		Ground-up joint venture development of new supermarket, in-line retail and outparcel(s).
														Red Lobster	7,000
														AT&T	3,000
Heritage Crossing	Limerick, PA	60%	15.0	10.1	4.9	1st half ‘09	2nd half ‘09	14.2	54,000	48%		26%		Walgreens	14,820	1.4	9.1%			9.6%		Ground-up joint venture development.
														Kinderworks	10,800
Upland Square	Pottstown, PA	60%	98.1	78.5	20.0	2nd half ‘09	1st half ‘11	112.9	592,000	70%		20%		Target	135,000	8.7	8.5%		-	9.0%		Ground-up joint venture development of “big box” center.
														Giant Food Stores	76,000							Target store owned by Target.
														LA Fitness	45,000
														Best Buy	30,000
														Bed Bath & Beyond	25,000
														TJ Maxx	25,000
														Staples	18,000
														PetCo	14,000

Total Ground-Up Development Properties			209.3	161.7	48.0			199.6	1,014,000	71	%(c)	17	%(c)		649,020	17.6	8.2	%(c)		8.7	%(c)

Total Redevelopment & Ground-Up			$301.9	$233.8	$68.5			285.2	1,725,000	72	%(c)	16	%(c)		982,170	$24.9

(a)	The chart does not include certain development properties previously listed on the Company’s website/PowerPoint, including, without limitation, the Shore Mall property (Egg Harbor Township, NJ), Faxon Lumber Site (Williamsport, PA) and Trindle Plaza (Carlisle, PA) and Newport Plaza (Newport, PA). While development of these properties may be pursued, the plans are not yet sufficiently determined for status reporting purposes.

(b)	Estimated Yield is the estimated initial NOI on a cash basis at full occupancy divided by the estimated total project cost. Estimated cash NOI, constituting a forward-looking measure, does not include certain GAAP (non-cash) revenue measures, such as straight-line rents and amortization of intangible lease liabilities, the amounts of which are not determinable in the absence of executed leases with tenants in-place and paying rent. Management believes such measures would be generally immaterial.

(c)	Weighted average.

CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of June 30, 2009

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Jun 30,	Dec 31	Int.	Jun 30,	Dec 31
Property	Owned	Date	rate	2009	2008	rate	2009	2008

Fixed-rate mortgages:
Academy Plaza	100.0%	Mar 2013	7.3%	$9,472,000	$9,576,000	7.3%	$9,472,000	$9,576,000
Aston Center	20.0%	Nov 2015	5.5%	12,918,000	13,033,000	5.9%	12,649,000	12,742,000
Ayr Town Center	20.0%	Jun 2015	5.5%	7,287,000	7,350,000	5.6%	7,236,000	7,294,000
Camp Hill Shopping Center	100.0%	Jan 2017	5.5%	65,000,000	65,000,000	5.5%	65,000,000	65,000,000
Carll’s Corner	100.0%	Nov 2012	5.6%	5,966,000	6,023,000	5.6%	5,966,000	6,023,000
Carman’s Plaza	100.0%	Oct 2016	6.3%	33,333,000	33,322,000	6.2%	33,500,000	33,500,000
Carrollton Discount Drug Mart Plaza	100.0%	Dec 2016	5.6%	2,361,000	2,378,000	5.6%	2,361,000	2,378,000
Centerville Discount Drug Mart	100.0%	May 2015	5.2%	2,820,000	2,844,000	5.2%	2,820,000	2,844,000
Clyde Discount Drug Mart	100.0%	May 2015	5.2%	1,956,000	1,973,000	5.2%	1,956,000	1,973,000
Coliseum Marketplace	100.0%	Jul 2014	5.2%	12,354,000	12,478,000	6.1%	11,879,000	11,955,000
Columbus Crossing	100.0%	Jun 2014	6.8%	17,000,000	—	6.8%	17,000,000	—
Crossroads II	60.0%	Jan 2009	7.1%	—	4,316,000	7.1%	—	4,316,000
Crossroads II	60.0%	Jan 2010	8.5%	878,000	1,000,000	8.5%	878,000	1,000,000
Crossroads II	60.0%	Jan 2010	5.0%	425,000	425,000	5.0%	425,000	425,000
CVS at Bradford	100.0%	Mar 2017	5.2%	819,000	862,000	7.1%	767,000	803,000
CVS at Celina	100.0%	Jan 2020	5.2%	1,480,000	1,528,000	7.5%	1,335,000	1,370,000
CVS at Erie	100.0%	Nov 2018	5.2%	1,164,000	1,211,000	7.1%	1,077,000	1,117,000
CVS at Kinderhook	100.0%	Jul 2019	5.3%	2,500,000	—	5.3%	2,500,000	—
CVS at Portage Trail	100.0%	Aug 2017	5.0%	888,000	932,000	7.8%	807,000	842,000
Dover Discount Drug Mart	100.0%	May 2015	5.2%	2,139,000	2,158,000	5.2%	2,139,000	2,158,000
East Chestnut	100.0%	Apr 2018	5.2%	2,039,000	2,089,000	7.4%	1,812,000	1,846,000
Elmhurst Square Shopping Center	100.0%	Dec 2014	5.4%	4,080,000	4,115,000	5.4%	4,080,000	4,115,000
Fairfield Plaza	100.0%	July 2015	5.0%	5,151,000	5,197,000	5.0%	5,151,000	5,197,000
Fairview Plaza	100.0%	Feb 2013	5.7%	5,531,000	5,583,000	5.7%	5,531,000	5,583,000
Fieldstone Marketplace	20.0%	Jul 2014	5.4%	18,823,000	18,998,000	6.0%	18,336,000	18,461,000
Franklin Village Plaza	100.0%	Nov 2011	4.8%	43,500,000	43,500,000	4.8%	43,500,000	43,500,000
Gabriel Brothers Plaza	100.0%	Dec 2016	5.6%	3,097,000	3,119,000	5.6%	3,097,000	3,119,000
Gahanna Discount Drug Mart	100.0%	Nov 2016	5.8%	5,033,000	5,068,000	5.8%	5,033,000	5,068,000
General Booth Plaza	100.0%	Aug 2013	5.2%	5,474,000	5,539,000	6.1%	5,299,000	5,342,000
Gold Star Plaza	100.0%	May 2019	6.0%	2,513,000	2,605,000	7.3%	2,384,000	2,464,000
Golden Triangle	100.0%	Feb 2018	6.0%	21,141,000	21,279,000	6.0%	21,141,000	21,279,000
Groton Shopping Center	100.0%	Oct 2015	6.2%	11,667,000	11,711,000	5.3%	12,094,000	12,174,000
Halifax Plaza	100.0%	Feb 2010	6.8%	3,369,000	3,740,000	6.8%	3,369,000	3,740,000
Hamburg Commons	100.0%	Oct 2016	6.1%	5,217,000	5,254,000	6.1%	5,217,000	5,254,000
Hudson Discount Drug Mart Plaza	100.0%	Dec 2016	5.7%	2,494,000	2,511,000	5.7%	2,494,000	2,511,000
Jordan Lane	100.0%	Dec 2015	5.5%	13,185,000	13,288,000	5.5%	13,185,000	13,288,000
Kempsville Crossing	100.0%	Aug 2013	5.2%	6,199,000	6,276,000	6.1%	6,001,000	6,052,000
King’s Plaza	100.0%	Jul 2014	6.0%	7,873,000	7,935,000	6.0%	7,873,000	7,935,000
Kingston Plaza	100.0%	Jul 2019	5.3%	3,220,000	—	5.3%	3,220,000	—
Kingston Plaza	100.0%	Jul 2019	5.3%	538,000	—	5.3%	538,000	—
LA Fitness Facility	100.0%	Jan 2013	5.4%	5,849,000	5,907,000	5.4%	5,849,000	5,907,000
Liberty Marketplace	100.0%	Jul 2014	5.2%	9,499,000	9,624,000	6.1%	9,140,000	9,227,000
Lodi Discount Drug Mart	100.0%	May 2015	5.2%	2,384,000	2,404,000	5.2%	2,384,000	2,404,000
Long Reach Village	100.0%	Jun 2011	5.7%	4,731,000	4,772,000	5.7%	4,731,000	4,772,000
Loyal Plaza	100.0%	Jun 2011	7.2%	12,722,000	12,827,000	7.2%	12,722,000	12,827,000
McCormick Place	100.0%	Aug 2017	6.1%	2,637,000	2,653,000	6.1%	2,637,000	2,653,000
Meadows Marketplace	20.0%	Nov 2016	5.6%	10,409,000	10,485,000	5.6%	10,409,000	10,485,000
Mechanicsburg Giant	100.0%	Nov 2014	5.2%	9,806,000	9,943,000	5.5%	9,657,000	9,779,000
Metro Square	100.0%	Nov 2029	7.5%	9,256,000	9,346,000	7.5%	9,256,000	9,346,000
New London Mall	40.0%	Apr 2015	6.1%	25,828,000	—	4.9%	27,365,000	—
Newport Plaza	100.0%	Feb 2010	6.8%	4,745,000	4,800,000	6.8%	4,745,000	4,800,000
Oak Ridge Shopping Center	100.0%	May 2015	5.5%	3,484,000	3,508,000	5.5%	3,484,000	3,508,000
Oakland Mills	100.0%	Jan 2016	5.5%	4,957,000	4,996,000	5.5%	4,957,000	4,996,000
Ontario Discount Drug Mart	100.0%	May 2015	5.2%	2,201,000	2,219,000	5.2%	2,201,000	2,219,000
Parkway Plaza	20.0%	May 2017	5.5%	14,300,000	14,300,000	5.5%	14,300,000	14,300,000
Pennsboro Commons	20.0%	Mar 2016	5.5%	11,035,000	11,120,000	5.5%	11,035,000	11,120,000
Pickerington Discount Drug Mart	100.0%	Jul 2015	5.0%	4,187,000	4,224,000	5.0%	4,187,000	4,224,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of June 30, 2009

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Jun 30,	Dec 31	Int.	Jun 30,	Dec 31
Property	Owned	Date	rate	2009	2008	rate	2009	2008

Pine Grove Plaza	100.0%	Sep 2015	5.0%	$5,848,000	$5,900,000	5.0%	$5,848,000	$5,900,000
Polaris Discount Drug Mart	100.0%	May 2015	5.2%	4,490,000	4,529,000	5.2%	4,490,000	4,529,000
Pondside Plaza	100.0%	May 2015	5.6%	1,166,000	1,176,000	5.6%	1,166,000	1,176,000
Port Richmond Village	100.0%	Aug 2013	6.5%	14,805,000	14,922,000	6.5%	14,805,000	14,922,000
Powell Discount Drug Mart	100.0%	May 2015	5.2%	4,302,000	4,339,000	5.2%	4,302,000	4,339,000
Rite Aid at Massillon	100.0%	Jan 2020	5.0%	1,487,000	1,533,000	7.7%	1,319,000	1,352,000
San Souci Plaza	40.0%	Dec 2016	6.2%	27,200,000	—	6.2%	27,200,000	—
Scott Town Center	20.0%	Aug 2015	5.5%	8,730,000	8,791,000	4.9%	8,945,000	9,024,000
Shaw’s Plaza	100.0%	Mar 2014	6.0%	14,001,000	13,980,000	5.6%	14,200,000	14,200,000
Shelby Discount Drug Mart Plaza	100.0%	May 2015	5.2%	2,200,000	2,219,000	5.2%	2,200,000	2,219,000
Shore Mall	100.0%	Jan 2009	5.7%	—	1,543,000	0.0%	—	1,543,000
Smithfield Plaza	100.0%	Aug 2013	5.2%	3,505,000	3,543,000	6.1%	3,393,000	3,417,000
Smithfield Plaza	100.0%	May 2016	6.6%	6,966,000	6,961,000	6.2%	7,094,000	7,100,000
Spring Meadow Shoppping Center	20.0%	Nov 2014	5.5%	12,821,000	12,944,000	5.9%	12,593,000	12,693,000
Staples at Oswego	100.0%	May 2015	5.3%	2,264,000	2,283,000	5.3%	2,264,000	2,283,000
Stonehedge Square	20.0%	Jul 2017	6.2%	8,700,000	8,700,000	6.2%	8,700,000	8,700,000
Stop & Shop Plaza	100.0%	Apr 2017	6.2%	7,000,000	7,000,000	6.2%	7,000,000	7,000,000
Suffolk Plaza	100.0%	Aug 2013	5.2%	4,680,000	4,742,000	6.1%	4,531,000	4,574,000
The Point	100.0%	Sep 2013	7.6%	17,530,000	17,753,000	7.6%	17,530,000	17,753,000
Timpany Plaza	100.0%	Jan 2014	5.6%	8,466,000	8,555,000	6.1%	8,279,000	8,346,000
Trexler Mall	100.0%	May 2014	5.4%	21,734,000	21,939,000	5.5%	21,586,000	21,775,000
Virginia Little Creek	100.0%	Aug 2013	5.2%	4,965,000	5,025,000	6.1%	4,806,000	4,846,000
Virginia Little Creek	100.0%	Sep 2021	5.2%	458,000	471,000	8.0%	396,000	405,000
Wal-Mart Center	100.0%	Nov 2014	5.1%	5,846,000	5,896,000	5.1%	5,846,000	5,896,000
Washington Center Shoppes	100.0%	Dec 2012	5.9%	8,634,000	8,691,000	5.9%	8,634,000	8,691,000
West Bridgewater	100.0%	Sep 2016	6.5%	10,908,000	10,901,000	6.2%	11,000,000	11,000,000
Westlake Discount Drug Mart Plaza	100.0%	Dec 2016	5.6%	3,238,000	3,261,000	5.6%	3,238,000	3,261,000
Yorktowne Plaza	100.0%	Jul 2014	6.1%	20,579,000	20,740,000	6.0%	20,607,000	20,770,000

Total fixed-rate mortgages		5.9 years	5.8%	721,457,000	655,681,000	5.8%	720,153,000	652,525,000

		[weighted average]				[weighted average]

Variable-rate mortgages:
Crossroads II	60.0%	Jan 2009		—	371,000
Crossroads II	60.0%	Jan 2009		—	2,750,000
Shore Mall	100.0%	Sep 2011	5.9%	21,000,000	21,000,000
Upland Square	60.0%	Sep 2011	2.6%	50,154,000	29,181,000

Total variable-rate mortgages		2.2 years	3.6%	71,154,000	53,302,000

		[weighted average]

Total mortgages		5.6 years	5.6%	792,611,000	708,983,000

		[weighted average]
Secured revolving credit facilties:
Stabilized property facility	100.0%	Jan 2010	1.6%	249,235,000	250,190,000
Development property facility (a)	100.0%	Jun 2011	2.6%	71,690,000	54,300,000

		0.9 years	1.8%	320,925,000	304,490,000

		[weighted average]

Total debt		4.2 years	4.5%	$1,113,536,000	$1,013,473,000

		[weighted average]
Pro rata share of total debt				$977,119,000	$925,353,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of June 30, 2009

Maturity			Secured
schedule	Scheduled	Balloon	revolving
by year	amortization	payments	credit facilities	Total

2009	$4,367,000	$—	$—	$4,367,000
2010	9,141,000	9,300,000	249,235,000	267,676,000
2011	9,545,000	126,940,000	71,690,000 (a)	208,175,000
2012	10,596,000	29,638,000	—	40,234,000
2013	9,904,000	54,945,000	—	64,849,000
2014	8,010,000	145,992,000	—	154,002,000
2015	5,886,000	119,696,000	—	125,582,000
2016	4,303,000	118,839,000	—	123,142,000
2017	2,237,000	90,612,000	—	92,849,000
2018	1,469,000	18,972,000	—	20,441,000

Thereafter	6,992,000	5,227,000	—	12,219,000

	$72,450,000	$720,161,000	$320,925,000	$1,113,536,000

(a)	The Company has the option to extend the development property credit facility, which is due in June 2011, for one year beyond that date.

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties
Balance Sheet Information

		As of June 30, 2009
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$153,437,582	$(105,024,210)	$4,254,870	$51,775,457	$892,784	$52,668,242
PCP (c)	60%	72,142,651	(53,027,731)	(283,546)	11,099,788	7,731,587	18,831,375
WP Realty (d)	25%	19,563,283	—	(1,094,097)	4,075,915	14,393,272	18,469,186
Fameco I (e)	40%	78,494,234	(50,154,288)	(2,813,792)	1,048,000	24,478,154	25,526,154
Fameco II (f)	40%	26,384,387	(1,302,676)	(9,353,149)	—	15,728,562	15,728,562
Hirshland (g)	40%	10,074,353	—	1,653,903	(81,472)	11,809,728	11,728,256
Other	50%	2,777,668	—	(1,420,969)	338,145	1,018,553	1,356,698

		$362,874,158	$(209,508,905)	$(9,056,779)	$68,255,834	$76,052,640	$144,308,473

		As of March 31, 2009
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$154,526,752	$(105,361,866)	$5,195,942	$53,381,170	$979,658	$54,360,828
PCP (c)	60%	$72,740,465	(52,961,116)	56,857	11,134,258	8,701,948	19,836,206
WP Realty (d)	25%	19,676,276	—	(826,909)	4,167,745	14,681,622	18,849,367
Fameco I (e)	40%	67,263,458	(37,180,700)	(4,223,394)	1,048,000	24,811,364	25,859,364
Fameco II (f)	40%	22,773,739	(1,302,676)	(7,663,878)	—	13,807,185	13,807,185
Hirshland (g)	40%	11,298,154	—	(438,919)	(81,472)	10,940,707	10,859,235
Other	50%	2,680,126	—	(1,433,853)	21,897	1,224,376	1,246,273

		$350,958,970	$(196,806,358)	$(9,334,154)	$69,671,598	$75,146,860	$144,818,458

		As of December 31, 2008
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$155,286,146	$(105,720,241)	$4,150,863	$53,008,099	$708,669	$53,716,768
WP Realty (d)	25%	19,786,741	—	(1,072,232)	4,170,986	14,543,523	18,714,509
Fameco I (e)	40%	61,314,775	(29,180,877)	(3,139,893)	1,048,000	27,946,005	28,994,005
Fameco II (f)	40%	21,749,339	(8,862,327)	(8,447,706)	—	4,439,306	4,439,306
Hirshland (g)	40%	10,511,099	—	(554,302)	(77,453)	10,034,250	9,956,797

		$268,648,100	$(143,763,445)	$(9,063,270)	$58,149,632	$57,671,753	$115,821,385

		As of September 30, 2008
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$156,145,335	$(106,062,518)	$6,419,345	$53,301,842	$3,200,320	$56,502,162
WP Realty (d)	25%	19,892,499	—	(1,056,987)	4,205,948	14,629,564	18,835,512
Fameco I (e)	40%	44,153,571	(17,303,031)	1,682,203	1,048,000	27,484,743	28,532,743
Fameco II (f)	40%	21,021,646	(8,800,418)	(2,462,034)	244,499	9,514,695	9,759,194
Hirshland (g)	40%	1,085	—	200,000	(8,556)	209,641	201,085

		$241,214,136	$(132,165,967)	$4,782,527	$58,791,733	$55,038,963	$113,830,696

		As of June 30, 2008
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$157,223,806	$(106,387,913)	$4,990,722	$52,946,428	$2,880,187	$55,826,615
WP Realty (d)	25%	19,967,887	—	(1,474,302)	4,149,674	14,343,911	18,493,585
Fameco I (e)	40%	35,345,662	(13,908,207)	22,101	1,048,000	20,411,556	21,459,556
Fameco II (f)	40%	20,313,003	(8,718,400)	(1,744,352)	543,389	9,306,862	9,850,251

		$232,850,358	$(129,014,520)	$1,794,169	$58,687,491	$46,942,516	$105,630,007

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties
Income Statement Information

		Three months ended June 30, 2009
		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (h)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$3,924,555	$792,631	$113,652	$1,097,116	$1,921,155	$1,496,569	$424,587	$339,669	$—	$84,917
PCP (c)	60%	2,069,183	564,656	50,971	664,157	789,400	846,851	(57,451)	(34,470)	—	(22,981)
WP Realty (d )	25%	448,790	366,069	—	150,016	(67,295)	—	(67,295)	(16,831)	—	(50,464)
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—	—	—	—	—
Hirshland (g)	40%	—	—	—	—	—	—	—	—	—	—
Other	50%	115,760	53,569	3,209	17,651	41,331	—	41,331	20,665	—	20,665

		$6,558,289	$1,776,925	$167,832	$1,928,941	$2,684,590	$2,343,419	$341,171	$309,034	$—	$32,137

		Three months ended March 31, 2009
		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (h)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$4,040,567	$859,937	$138,851	$1,090,521	$1,951,258	$1,484,923	$466,335	$373,068	$—	$93,267
PCP (c)	60%	1,263,262	1,515,897	31,367	442,455	(726,457)	516,446	(1,242,903)	(745,742)	—	(497,161)
WP Realty (d )	25%	573,223	453,149	—	133,039	(12,965)	—	(12,965)	(3,241)	—	(9,724)
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—	—	—	—	—
Hirshland (g)	40%	—	—	—	—	—	—	—	—	—	—
Other	50%	115,760	50,370	3,910	22,640	38,840	—	38,840	21,897	—	16,943

		$5,992,812	$2,879,353	$174,128	$1,688,655	$1,250,676	$2,001,369	$(750,693)	$(354,018)	$—	$(396,675)

		Three months ended December 31, 2008
		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (h)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$4,626,274	$842,424	$275,096	$1,220,614	$2,288,140	$1,521,444	$766,696	$613,357	$—	$153,339
WP Realty (d )	25%	691,989	436,632	—	136,291	119,066	(17,087)	136,153	34,038	—	102,115
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	224,109	(224,109)	(89,644)	—	(134,465)
Hirshland (g)	40%	—	—	—	—	—	—	—	—	—	—

		$5,318,263	$1,279,056	$275,096	$1,356,905	$2,407,206	$1,728,466	$678,740	$557,751	$—	$120,989

		Three months ended September 30, 2008
		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (h)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$3,936,380	$712,011	$112,530	$1,142,039	$1,969,800	$1,525,530	$444,270	$355,416	$—	$88,854
WP Realty (d )	25%	754,175	383,033	—	169,546	201,596	(23,498)	225,094	56,274	—	168,821
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—	—	—	—	—
Hirshland (g)	40%	—	—	—	—	—	—	—	—	—	—

		$4,690,555	$1,095,044	$112,530	$1,311,585	$2,171,396	$1,502,032	$669,364	$411,690	$—	$257,675

		Three months ended June 30, 2008
		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (h)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$3,904,638	$658,110	$98,176	$1,130,663	$2,017,689	$1,512,825	$504,864	$403,891	$—	$100,973
WP Realty (d )	25%	724,064	380,494	—	124,960	218,610	(92,250)	310,860	77,715	—	233,145
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—	—	—	—	—

		$4,628,702	$1,038,604	$98,176	$1,255,623	$2,236,299	$1,420,575	$815,724	$481,606	$—	$334,118

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties
FFO Allocation

		Three months ended June 30, 2009
	Partners’	Share of FFO (a)
Joint venture	percent	Partners	Cedar (b)	Total

Homburg	80%	$1,217,362	$304,341	$1,521,703
PCP (c)	60%	364,023	242,682	606,706
WP Realty (d)	25%	20,680	62,041	82,721
Fameco I (e)	40%	—	—	—
Fameco II (f)	40%	—	—	—
Hirshland (g)	40%	—	—	—
Other	50%	35,491	23,491	58,982

		$1,637,557	$632,555	$2,270,112

		Three months ended March 31, 2009
	Partners’	Share of FFO (a)
Joint venture	percent	Partners	Cedar (b)	Total

Homburg	80%	$1,245,485	$311,372	$1,556,857
PCP (c)	60%	(480,269)	(320,179)	(800,448)
WP Realty (d)	25%	30,019	90,056	120,075
Fameco I (e)	40%	—	—	—
Fameco II (f)	40%	—	—	—
Hirshland (g)	40%	—	—	—
Other	50%	36,342	25,138	61,480

		$831,577	$106,387	$937,964

		Three months ended December 31, 2008
	Partners’	Share of FFO (a)
Joint venture	percent	Partners	Cedar (b)	Total

Homburg	80%	$1,589,848	$397,462	$1,987,310
WP Realty (d)	25%	68,111	204,334	272,445
Fameco I (e)	40%	—	—	—
Fameco II (f)	40%	(89,644)	(134,465)	(224,109)
Hirshland (g)	40%	—	—	—

		$1,568,315	$467,331	$2,035,646

		Three months ended September 30, 2008
	Partners’	Share of FFO (a)
Joint venture	percent	Partners	Cedar (b)	Total

Homburg	80%	$1,269,047	$317,262	$1,586,309
WP Realty (d)	25%	98,660	295,980	394,640
Fameco I (e)	40%	—	—	—
Fameco II (f)	40%	—	—	—
Hirshland (g)	40%	—	—	—

		$1,367,707	$613,242	$1,980,949

		Three months ended June 30, 2008
	Partners’	Share of FFO (a)
Joint venture	percent	Partners	Cedar (b)	Total

Homburg	80%	$1,308,422	$327,105	$1,635,527
WP Realty (d)	25%	108,955	326,865	435,820
Fameco I (e)	40%	—	—	—
Fameco II (f)	40%	—	—	—

		$1,417,377	$653,970	$2,071,347

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties

Notes:

(a)	The Partners’ and Cedar’s respective shares of equity, net income and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the effect of preference returns to joint venture partners. Equity also includes net receivable/payable balances on open account between joint venture and wholly-owned entities.

(b)	Includes limited partners’ share. Cedar’s equity in the Homburg joint venture includes the excess of the jont venture partner’s contribution over the underlying net book value of the properties owned prior to their contribution to the joint venture in December 2007.

(c)	Cedar has a 40% interest in two joint ventures formed for the acquisitions of New London Mall and San Souci Plaza in January and Febnruary 2009, respectively. The loss reflected during the three months ended March 31, 2009 represents the expensing of transaction costs in connection with the properties’ acquisitions, in arrordance with the adoption of SFAS 141R, which became effective January 1, 2009.

(d)	On January 3, 2008, Cedar entered into a joint venture agreement, retaining a 75% interest, for the redevelopment of the Columbia Mall property and adjacent land parcels.

(e)	Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of an estimated 600,000 sq. ft. shopping center (Upland Square) in Pottsgrove, PA, and is to receive a preferred rate of return on its investment, if earned.

(f)	Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of an estimated 137,000 sq. ft. shopping center (Crossroads II) in Stroudsburg, PA, and is to receive a preferred rate of return on its investment, if earned.

(g)	Cedar has a 60% interest in a consolidated joint venture formed for the acquisition, construction and development of an estimated 54,000 sq. ft. shopping center (Heritage Crossing) in Limerick, PA and is to receive a preferred rate of return on its investment, if earned.

(h)	Non-operating income and expense consists principally of interest expense and amortization of deferred financing costs.